Exhibit 10.II.J

SUPPLY AGREEMENT (Renewal)

Argentina

DATE:	September 28, 2007

SELLER:	MOSAIC CROP NUTRITION, LLC 8813 HWY 41 SOUTH RIVERVIEW, FL 33569

BUYER:	CARGILL S.A.CI. Elevatores Central Leandro No Alem 928 Piso 11 (CP 1001 Buenos Aires) Argentina

PRODUCT:	DAP AND MAP/S-15

SPECIFICATIONS:	SPECIFICATIONS ATTACHED PURSUANT TO GEOGRAPHIC LOCATIONS

MARKET:	ARGENTINA

PERIOD:	JUNE 1 , 2007 – MAY 31, 2008

PRICING:	MARKET AT TIME OF SALE

QUANTITY:	EST. 69,000 METRIC TONS DURING THE TERM

DELIVERY:	DETERMINED AT TIME OF SALE

PAYMENT:	WIRE TRANSFER UPON RECEIPT OF DOCUMENTS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (SEE ATTACHED)

CARGILL S.A.C.I.	MOSAIC CROP NUTRITION, LLC

By:	By:
Name:	Name:
Its:	Its: